UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

CENTERPOINT ENERGY , INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			76-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of CenterPoint Energy, Inc. ("CenterPoint Energy") held on April 26, 2024, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in CenterPoint Energy's definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on March 15, 2024.

Election of Directors (Item 1)

The following nominees for director were elected to serve one-year terms expiring at the 2025 annual meeting of shareholders, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstentions	Broker Non-Votes
Wendy Montoya Cloonan	460,459,386	83,003,302	1,032,230	31,554,626
Earl M. Cummings	537,153,167	6,307,480	1,034,271	31,554,626
Barbara J. Duganier	538,358,922	5,109,979	1,026,017	31,554,626
Christopher H. Franklin	520,882,860	22,551,844	1,060,214	31,554,626
Raquelle W. Lewis	518,834,558	24,656,683	1,003,677	31,554,626
Thaddeus J. Malik	536,674,008	6,990,524	830,386	31,554,626
Theodore F. Pound	520,082,621	23,585,928	826,369	31,554,626
Ricky A. Raven	536,609,444	7,040,748	844,726	31,554,626
Phillip R. Smith	518,068,938	25,365,170	1,060,810	31,554,626
Barry T. Smitherman	530,611,269	12,952,227	931,422	31,554,626
Jason P. Wells	541,782,045	1,995,027	717,846	31,554,626

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)

The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for CenterPoint Energy for 2024 was ratified, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
551,773,468	23,497,479	778,597	—

Advisory Vote on Executive Compensation (Item 3)

The advisory resolution on executive compensation was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
507,245,312	35,865,463	1,384,143	31,554,626

Shareholder Proposal Relating to CenterPoint Energy's Setting Additional Interim and Long-Term Scope 3 Emissions Goals (Item 4)

The shareholder proposal relating to CenterPoint Energy's setting of additional interim and long-term Scope 3 emissions goals was not approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
68,098,196	472,274,042	4,122,680	31,554,626

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 29, 2024	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel